UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2026

Future Vision II Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42273	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Xiandai Tongxin Building

201 Xin Jinqiao Road, Rm 302

Pudong New District

Shanghai, China

(Address of principal executive offices, including zip code)

+ (86) 136 0300 0540

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, par value $0.0001 per share, and one right to acquire 1/10th of one Ordinary Share	FVNNU	The Nasdaq Stock Market LLC
Ordinary Shares included as part of the Units	FVN	The Nasdaq Stock Market LLC
Rights included as part of the Units	FVNNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 16, 2026, Future Vision II Acquisition Corp. (the “Company”), Future Vision II Acquisition Merger Subsidiary Corp., a wholly owned subsidiary of the Company (“Merger Sub”), and MicroTouch Technology INC (“MicroTouch”), entered into a Merger Agreement (the “Merger Agreement”). Pursuant to the Merger Agreement, Merger Sub will merge with and into MicroTouch, with MicroTouch surviving the merger as a wholly owned subsidiary of the Company (the “Merger”). Upon effectiveness of the Merger, the Company will change its name to “MicroTouch Inc.” or another name determined by MicroTouch, subject to approval by the Registrar of Companies in the Cayman Islands.

Pursuant to the Merger, MicroTouch is valued at an enterprise value of $90,000,000, which reflects 100% of its outstanding equity interests on a fully diluted basis. MicroTouch shareholders will receive shares of the Company as consideration, calculated based on the agreed enterprise value divided by the SPAC per share redemption price (capped at $10.05 per share). In connection with the Merger, certain shareholders of MicroTouch are expected to enter into lock-up agreements restricting the transfer of their shares in the Company for a specified period following the closing, and non-compete agreements restricting competitive activities with respect to MicroTouch, in each case effective upon the closing of the Merger. The transaction is intended to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended.

Concurrently with the Merger Agreement, the Company, MicroTouch, and all shareholders of MicroTouch entered into a Transaction Support Agreement, pursuant to which such shareholders agreed to vote in favor of the Merger and deliver written consents approving the transaction.

The closing of the Merger is subject to customary conditions, including: (i) approval of the Merger by the shareholders of MicroTouch and the shareholders of the Company in accordance with applicable law and their respective organizational documents; (ii) effectiveness of the Proxy/Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission and the absence of any stop order suspending its effectiveness; (iii) the absence of any law, order, or non-affiliate third-party action prohibiting or enjoining the consummation of the Merger; (iv) satisfaction (or waiver) of the parties’ respective pre-closing covenants and the accuracy of their representations and warranties (subject to materiality qualifiers) as of the closing date; (v) delivery of customary closing certificates; and (vi) the Purchaser having at least $5,000,001 of net tangible assets immediately following the closing. The Merger Agreement may be terminated under certain circumstances, including by mutual consent of the parties or if the Merger has not been consummated by the Outside Closing Date, subject to the absence of a material breach by the terminating party.

This transaction follows the Company’s termination of its prior merger agreement with VIWO Technology Inc., as previously disclosed.

The foregoing descriptions of the Merger Agreement and Transaction Support Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of the agreements, copies of which are filed as Exhibits 2.1 and 10.1 hereto, respectively, and incorporated herein by reference. Certain exhibits to the Merger Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements, which can generally be identified by the use of words such as “may,” “will,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “continue,” or other similar expressions. These forward-looking statements include, but are not limited to, statements regarding the anticipated benefits of the proposed merger between Future Vision II Acquisition Corp. and MicroTouch Technology INC, the expected timing of the merger’s completion, future financial and operating results of the combined company, market opportunities, and other projections or expectations related to the transaction or the post-merger entity’s performance.

Forward-looking statements are based on current assumptions, estimates, and projections that involve a number of risks and uncertainties. Actual results or events could differ materially from those expressed or implied in these forward-looking statements due to various important factors, including those described in the “Risk Factors” section below, as well as in the Company’s filings with the SEC, such as the Proxy/Registration Statement on Form S-4 to be filed in connection with the merger. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1	Merger Agreement dated January 16, 2026, by and between Future Vision II Acquisition Corp. (the “Company”), Future Vision II Acquisition Merger Subsidiary Corp., a wholly owned subsidiary of the Company (“Merger Sub”), and MicroTouch Technology INC (“MicroTouch”)
10.1	Transaction Support Agreement dated January 16, 2026, by and between the Company, MicroTouch, and the shareholders of MicroTouch
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 20, 2026

FUTURE VISION II ACQUISITION CORP.

By:	/s/ Danhua Xu
Name:	Danhua Xu
Title:	Chief Executive Officer and Director

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